Double-Take Software
Company Overview
February 2010

Safe Harbor Statement
 Statements made in this presentation regarding Double-Take that are not historical facts are forward-looking statements based on our current expectations, assumptions, estimates and projections about Double-Take and our industry. These forward-looking statements are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. These forward-looking statements include, without limitation, statements about our market opportunities, our strategy, our products and product developments, our competition, our projected revenues, margins and expense levels and other measures of financial performance and the adequacy of our available cash resources. You should not place undue reliance on any of the forward-looking statements made in this presentation. Our actual results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors, including the various risks described in, or incorporated by reference in, the documents and reports that we file with the Securities and Exchange Commission, including in Item 1A. “Risk Factors” of our Form 10-K for the year ended December 31, 2008, which we filed with the SEC on March
 13, 2009. We undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

www.doubletake.com

What We Do
Provide affordable software to move, protect
 and recover workloads, thereby minimizing
 downtime for our customers.

Highlights
• Strong Balance Sheet
• Over 20,000 Customers
• Physical + Virtual + Cloud
• Market Expansion Potential
• Hardware and Application Independent
• Leader in Windows Host Based Recovery
• Leveraged, Blue Chip & Broad Distribution
• Unique System State Continuous Replication
www.doubletake.com

22
PS
28
Marketing
R&D
120
49
Support
49
Sales
113

Employee Distribution
www.doubletake.com

G&A
381 Total - December 2009

(US$ in millions)
CAGR – 6.2%
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,660
$2,547
$2,664
$2,905
$3,221
$3,601
2008
2009
2010
2011
2012
2013

(US$ in millions)
CAGR – 17.3%
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$566
$544
$644
$821
$1,005
$1,259
2008
2009
2010
2011
2012
2013

(US$ in millions)
CAGR – 30.7%
$120
$100
$80
$60
$40
$20
$0
$29
$34
$45
$61
$82
$109
2008
2009
2010
2011
2012
2013

*Source: IDC September 2009

Windows Replication Software*
Addressing Large Infrastructure Market
www.doubletake.com
Total Replication Software*
Linux Replication Software*

$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$515
$655
$781
$926
$1,097
$1,295
2007
2008
2009
2010
2011
2012

$1,200
$1,000
$800
$600
$400
$200
$0
$519
$566
$544
$644
$821
$1,005
2007
2008
2009
2010
2011
2012

Market Growth
Impact of The Global Recession
www.doubletake.com
September ’08 Forecast
September ’09 Forecast
51%
4.8%
(US$ in millions)
(US$ in millions)
Windows Storage Replication Software Market (IDC)
(2)
(1) 2007 figure is from February 2009 IDC forecast update.

Trends Driving Growth
• Increasingly high cost of downtime
• Focus on protecting business-critical apps
• Heightened awareness of disasters
• Pulled by demand for virtualization protection
• Cost containment in data center
• Growth in data creation and collection
• Pervasive industry and federal regulations
www.doubletake.com

USERS
NORMAL
FAILOVER
SOURCE SERVER
TARGET SERVER
Local or Remote
REPLICATION
RESTORE
HOST-BASED SOFTWARE
WAN / LAN
RECOVERY MADE EASY

What We Are Known For Today
Disaster Recovery & High Availability
Affordable, non-intrusive software to minimize downtime for business critical systems based upon Microsoft, VMware, & Linux server platforms
www.doubletake.com
 High Availability
 Provide LAN or WAN failover
 Maximize user productivity and minimize data loss
 Data Protection
 Real-time asynchronous replication
 Byte level bandwidth friendly data movement
 P2V protection
 Recovery Options
 Automated monitoring / failover
 P2V provisioning
 Application Independent
 Provide failover for ALL windows applications
 Application specific module for Exchange, SQL, Sharepoint, BES and File/Print servers.
 Hardware Independent
 Replicate and failover between dissimilar hardware
 Replicate and failover between dissimilar storage
 Cost Effective
 Rapid ROI

 How to shrink the recovery point and recovery time
The Problem We Solve
• Hours
• Days
• Weeks
• Hours
• Days
• Weeks
Recovery Point = Time of last data backup
Recovery Time = Time to re-deploy apps
• Minutes
• Seconds
Failure
Failure
www.doubletake.com

www.doubletake.com
Double-Take Differentiators
• Continuous replication of data, file, application and OS
 – WAN-Optimized, crash-consistent, real-time replication across any distance
 – Real-time replication/migration of data between dissimilar storage devices
• Across dissimilar hardware, storage, virtualization platforms
 – Migration P2P, P2V, V2V or V2P, including across dissimilar virtualization platforms
 – Failover of any Windows workload with only minutes of downtime and near-zero data loss
• Backup and recover individual files, emails or entire servers
 – Real-time backup of multiple servers to a single repository with on-demand recovery
 – Any point-in-time, granular recovery of data
• Streaming Desktop Images
 – Boot-from-SAN using iSCSI optimized for multiple servers/desktops booting from a single image
 – Shared system images (linked clones) for desktop streaming solution
 – Enabling use of replicated images for ‘Bootable Backups’ solution

Key Technology Differentiator

System State Continuous Replication

www.doubletake.com

C: Volume
Operating System and
Applications
Data Volumes
User and Application Data
Data & System State Replication
Source
Target
WAN
Datacenter
C: Volume
Operating System and
Applications
Data Volumes
User and Application Data
Target Workload Transformation
Workload Successfully Ported
Application Settings & Data
Hardware Independent
Virtual or Physical
Real-Time Synchronization
Either….  …Or

www.doubletake.com
www.doubletake.com
WAN
REMOTE
WORKERS
BRANCH OFFICES
DATA CENTRE - London
Move workloads any time, any place for any purpose.
Protect or migrate any workload, system state, applications, or data, in real-time no matter what server, desktop, storage or virtualization platform.
LAN
LAN
LAN
LAN
REMOTE
WORKERS
LAN
Cloud
DATA CENTRE - Amazon
LAN
DATA CENTRE - New York

Double-Take Product Suites
www.doubletake.com

Availability
$1.2 Billion
Availability and Clustering Software†
$817 Million
Storage Replication Software†
Backup
$1.9 Billion
Data Protection and Recovery Software†
Replication
$401Million
Storage Management Software†
$964 Million
HSM and Archive Software†
$941 Million
Software Change and Configuration Management †
Move
Flex

† 2009 Forecast Data from various 2008 Gartner Reports

Expanded Market Opportunities
*2009 Forecast Data from various 2008 IDC Reports, Windows and Linux Market Segments.

Alternatives For
Double-Take Availability
(Competition and Partners)
• Direct Competition
 – EMC, CA, small players
 – Win on reputation, functionality, stability
• Hardware Based Solutions
 – SAN’s
 – Win on “non-disruptive” benefits, cost, failover,
• Operating System Vendors
 – Microsoft, VMware
 – Potential risks BUT, today, both are strong partners

Competition For New Products
• Double-Take Backup
 – Symantec, CA, EMC. Others
• Double-Take Move
 – Novell, Quest, VMware
• Double-Take Flex
 – Citrix, Vmware
• Double-Take Cloud
 – MSP’s, Building Your Own Data Center

Sources of Sales

5%
11%
16%
68%
Resellers
Distributors
OEM
Direct

Go-to-Market Options

- Resellers
  - Dell
- Distributors
  - Bell Micro
- OEMs
  - HP
- Direct Sales
  - Field and Inside
- Solutions Partners
  - Micros

Go-to-Market - An “Overlay” Approach
2009 Year to Date
www.doubletake.com

(US$ in millions)
$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$29.8
$40.7
$60.8
$82.8
$96.3
$83.2
2004
2005
2006
2007
2008
2009

www.doubletake.com
Revenue

30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
Q1'06
Q2'06
Q3'06
Q4'06
Q1'07
Q2'07
Q3'07
Q4'07
Q1'08
Q2'08
Q3'08
Q4'08
Q1'09
Q2'09
Q3'09
Q4'09
7.4%
16.3%
19.7%
25.2%
15.5%
22.2%
27.1%
26.3%
19.2%
22.4%
22.5%
25.1%
5.1%
19.1%
21.5%
22.2%
3.2%
14.6%
16.7%
9.1%
13.9%
19.8%
21.7%
23.3%
15.3%
18.0%
18.3%
21.1%
-0.9%
13.9%
16.1%
17.4%

www.doubletake.com
GAAP and Non-GAAP Operating Margins
Non-GAAP operating income does not include stock-based comp.
Note: Reconciliation between GAAP and Non-GAAP - $0.4M (Q1‘06), $0.3M (Q2‘06), $0.5M (Q3‘06), $3.1M (Q4‘06), $0.3M (Q1‘07) , $0.5M (Q2’07), $1.1M (Q3’07),
and $0.7M (Q4’07), $0.9M (Q1’08), $1.0M (Q2’08), $1.0M (Q3’08), $1.0M (Q4’08), $1.1M (Q1’09), $1.1M (Q2’09), $1.1M (Q3’09), $1.1M (Q4’09).

(US$ in millions)
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
($5.0)
($0.5)
$3.6
$13.7
$20.5
$21.5
$23.6
2004
2005
2006
2007
2008
2009

www.doubletake.com
Cash from Continuing Operations
Cash from Operations
Cash from Continuing Operations

Highlights
• Strong Balance Sheet
• Over 20,000 Customers
• Physical + Virtual + Cloud
• Market Expansion Potential
• Hardware and Application Independent
• Leader in Windows Host Based Recovery
• Leveraged, Blue Chip & Broad Distribution
• Unique System State Continuous Replication
www.doubletake.com